UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

Park Hotels & Resorts Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37795	36-2058176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Tysons Blvd., 7th Floor, Tysons, VA		22102
(Address of Principal Executive Offices)		(Zip Code)

(571) 302-5757

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Park Hotels & Resorts Inc. 2017 Omnibus Incentive Plan (As Amended and Restated Effective As of April 26, 2023)

As described below in Item 5.07 of this Current Report on Form 8-K, on April 26, 2023, the stockholders of Park Hotels & Resorts Inc. (the “Company”) approved the Park Hotels & Resorts Inc. 2017 Omnibus Incentive Plan (as Amended and Restated Effective As of April 26, 2023) (the “Plan”) at the Company’s 2023 annual meeting of stockholders (the “Annual Meeting”) that, among other things, increased the number of shares available for issuance under the Plan by 6,070,000 shares of the Company’s common stock, par value $0.01 (the “Common Stock”). The material terms and conditions of the Plan have been previously described under Proposal 2 of the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on March 17, 2023 (the “Proxy Statement”), and are incorporated by reference into Item 5.02 of this Current Report on Form 8-K.

The foregoing summary is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on April 26, 2023. Stockholders voted as set forth below on the proposals presented for a vote. Each such proposal is described in more detail in the Proxy Statement.

Proposal 1. Election of Directors

The Company’s stockholders elected the nine persons listed below to serve as directors until the 2024 annual meeting of stockholders and until their successors have been duly elected and qualify, based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
Thomas J. Baltimore, Jr.	162,308,282	14,969,153	1,527,050	15,542,748
Patricia M. Bedient	173,968,246	3,723,164	1,113,075	15,542,748
Thomas D. Eckert	172,644,285	6,068,215	91,985	15,542,748
Geoffrey M. Garrett	174,119,747	3,571,664	1,113,074	15,542,748
Christie B. Kelly	167,658,836	11,055,704	89,945	15,542,748
Sen. Joseph I. Lieberman	170,987,251	6,704,471	1,112,763	15,542,748
Thomas A. Natelli	174,496,216	4,215,599	92,670	15,542,748
Timothy J. Naughton	163,662,990	15,050,810	90,685	15,542,748
Stephen I. Sadove	167,055,478	10,633,345	1,115,662	15,542,748

Proposal 2. Vote to Approve the 2017 Omnibus Incentive Plan (as Amended and Restated Effective As of April 26, 2023)

The Company’s stockholders approved the Plan based upon the following votes:

For	Against	Abstain	Broker Non-Votes
167,020,139	11,583,969	200,377	15,542,748

Proposal 3. Advisory Vote to Approve Compensation of Named Executive Officers

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers based upon the following votes:

For	Against	Abstain	Broker Non-Votes
166,266,072	12,308,252	230,161	15,542,748

Proposal 4. Advisory Vote to Determine Frequency of Future Advisory Votes Approving Compensation of Named Executive Officers

The Company’s stockholders approved, on an advisory (non-binding) basis, the holding of a non-binding stockholder vote to approve the compensation paid to the Company’s name executive officers every year based upon the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
168,470,389	37,834	10,153,817	142,445	----

Proposal 5. Ratification of the Appointment of Ernst & Young LLP

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 based upon the following votes:

For	Against	Abstain	Broker Non-Votes
193,870,699	360,756	115,778	----

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1*	Park Hotels & Resorts Inc. 2017 Omnibus Incentive Plan (as Amended and Restated Effective as of April 26, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Park Hotels & Resorts Inc.

Date: April 28, 2023	By:	/s/ Sean M. Dell’Orto
Sean M. Dell’Orto
Executive Vice President, Chief Financial Officer and Treasurer